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                                       FORM 8-K



                          SECURITIES AND EXCHANGE COMMISSION

                               Washington, D. C.  20549



                                    CURRENT REPORT



                        Pursuant to Section 13 or 15(d) of the
                           Securities Exchange Act of 1934

                           Date of Report (Date of Earliest
                          Event Reported):  November 15, 1995




                                 GIBSON GREETINGS, INC.
                (Exact name of registrant as specified in its charter)

            Delaware                 0-11902               52-1242761
          (State or other          (Commission           (IRS Employer
          jurisdiction of          File Number)         Identification No.)
          incorporation)



                        2100 Section Road, Cincinnati, Ohio  45237
                         (Address of principal executive offices)




          Registrant's telephone number, including area code:(513) 841-6600

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                       INFORMATION TO BE INCLUDED IN THE REPORT

          Items 1, 3, 4, 5, 6 and 8 are not applicable and are omitted from this report.

          Item 2.   Acquisition or Disposition of Assets

          Gibson Greetings, Inc. (the Company) consummated its previously reported agreement to sell one hundred percent (100%) of all of the outstanding shares of capital stock of Cleo, Inc. (Cleo), the Company's wholly-owned subsidiary, to CSS Industries, Inc. (CSS), effective November 15, 1995, pursuant to the terms of the Stock Purchase Agreement dated as of October 3, 1995 between the Company and CSS. The description of such transaction set forth herein does not purport to be complete and is qualified in its entirety by reference to the Stock Purchase Agreement attached hereto as Exhibit 2.

          Aggregate consideration received by the Company from CSS amounted to approximately $133.1 million, consisting of $96.5 million in cash, a CSS note payable in 75 days for a principal amount of approximately $24.6 million (which amount was calculated based on a principal amount of $20.0 million plus increases from $161.8 million in the amount of intercompany indebtedness of Cleo owed to the Company as of November 15, 1995) bearing interest at 8.00% and $12.0 million which will be held in escrow for certain post-closing adjustments and indemnification obligations. Additionally, the Company has been released from approximately $14.0 million of third-party debt which has been retained by Cleo.

          The amount of the consideration was determined by arms-length negotiations between the Company and CSS. There is no material relationship between CSS and the Company or any of the Company's affiliates, directors or officers, or any associate of any such directors or officers.

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          Item 7.   Financial Statements, Pro Forma Financial Information
                    and Exhibits

          (a)  Financial Statements of Business Acquired.

               Not Applicable.

          (b)  Pro Forma Financial Information.

               Number             Description
               ------             -----------
                P-1               Pro Forma Condensed Consolidated Financial
                                  Statements - Summary

                P-2 Pro Forma Condensed Consolidated Balance Sheet as of September 30, 1995

                P-3 Pro Forma Condensed Consolidated Statement of Operations for the Nine Months Ended September 30, 1995

                P-4 Pro Forma Condensed Consolidated Statement of Operations for the Year Ended
                                  December 31, 1994

                P-5               Notes to Pro Forma Financial Information

          (c)  Exhibits

               Number         Description

                  2           Stock Purchase Agreement

                 99           Press Release dated November 16, 1995


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                                      SIGNATURES


          Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


          Date:  November 30, 1995                  GIBSON GREETINGS, INC.


                                                    /s/William L. Flaherty

                                                    William L. Flaherty
                                                    Vice President - Finance

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                              Gibson Greetings, Inc.
             Pro Forma Condensed Consolidated Financial Statements - Summary

          Gibson Greetings, Inc. (the Company) consummated its agreement to sell Cleo, Inc. (Cleo), the Company's wholly-owned gift wrap subsidiary, to CSS Industries, Inc. (CSS) effective November 15, 1995 (the Sale).

          Total consideration to the Company amounted to approximately $133.1 million, consisting of $96.5 million in cash, a note payable in 75 days for approximately $24.6 million and $12.0 million which will be held in escrow.

          The following unaudited pro forma condensed consolidated balance sheet of the Company as of September 30, 1995 was prepared assuming the Sale was consummated as of the balance sheet date. The related unaudited pro forma condensed consolidated statements of operations were prepared assuming the transaction was consummated at the beginning of those periods.

          The pro forma financial statements referred to above do not purport to represent what the Company's financial position or results of operations actually would have been if the Sale, in fact, occurred on the date referred to above or to project the Company's results of operations for any period. These pro forma financial statements and accompanying notes should be read in conjunction with the consolidated financial statements and notes thereto included in the Company's Annual Report on Form 10-K/A (Amendment No. 1) for the year ended December 31, 1994.


                                   P-1
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

                          GIBSON GREETINGS, INC.
              PRO FORMA CONDENSED CONSOLIDATED BALANCE SHEETS
                         AS OF SEPTEMBER 30, 1995
                          (Dollars in thousands)
                               (Unaudited)
                                                                   Pro Forma
                                       Reported      Cleo, Inc.    Adjustment    Pro Forma
                                       ---------     ---------     ---------     ---------
ASSETS
Current assets:
  Cash and equivalents                 $   1,100     $      -      $  42,500 a,d $  43,600
  Notes receivable                            -             -          4,304 b,d     4,304
  Trade receivables, net                  96,402        64,403            -         31,999
  Inventories                            184,490       103,829            -         80,661
  Prepaid expenses                         5,946         2,011            -          3,935
  Income taxes receivable                 69,917        28,418        28,418 c,d    69,917
                                       ---------     ---------     ---------     ---------
     Total current assets                357,855       198,661        75,222       234,416
                                       ---------     ---------     ---------     ---------
Plant and equipment, net                 112,916        33,237            -         79,679
Deferred income taxes                      8,942        (1,349)       (1,349)c,d     8,942
Other assets, net                         96,457         1,116            -         95,341
                                       ---------     ---------     ---------     ---------
                                       $ 576,170     $ 231,665     $  73,873     $ 418,378
                                       =========     =========     =========     =========
LIABILITIES AND STOCKHOLDERS' EQUITY
Current liabilities:
  Intercompany borrowings              $      -      $ 151,367     $ 151,367 d   $      -
  Debt due within one year                79,253         1,361       (54,000)a      23,892
  Accounts payable                        22,619        13,936            -          8,683
  Other current liabilities              158,247         8,100       (67,708)d      82,439
                                       ---------     ---------     ---------     ---------
     Total current liabilities           260,119       174,764        29,659       115,014
                                       ---------     ---------     ---------     ---------
Long-term debt                            52,093        12,687            -         39,406
Other liabilities                         41,240            -             -         41,240
                                       ---------     ---------     ---------     ---------
     Total liabilities                   353,452       187,451        29,659       195,660
                                       ---------     ---------     ---------     ---------

Stockholders' Equity                     222,718        44,214        44,214 d     222,718
                                       ---------     ---------     ---------     ---------
                                       $ 576,170     $ 231,665     $  73,873     $ 419,551
                                       =========     =========     =========     =========
                                   P-2
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
                          GIBSON GREETINGS, INC.
         PRO FORMA CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS
                FOR THE NINE MONTHS ENDED SEPTEMBER 30, 1995
              (Dollars in thousands except per share amounts)
                                (Unaudited)

                                                      Pro Forma
                            Reported     Cleo, Inc.   Adjustment   Pro Forma
                            ---------    ---------    ---------    ---------
Revenues                    $ 342,080    $  72,347    $      -     $ 269,733

Costs and expenses

  Operating expenses:

    Cost of products sold     159,208       58,823           -       100,385

    Selling, distribution
    and administrative
    expenses                  169,717       28,447          966 e    142,236

    Loss on sale of
    Cleo, Inc.                 82,758           -       (82,758)d         -
                            ---------    ---------    ---------    ---------
    Total operating
      expenses                411,683      (87,270)     (81,792)     242,621
                            ---------    ---------    ---------    ---------

Operating income (loss)       (69,603)     (14,923)      81,792       27,112

  Financing expenses, net:

    Interest expense            9,529        7,162        4,644 g      7,011

    Interest income              (357)          -            -          (357)
                            ---------    ---------    ---------    ---------
    Total financing
      expenses, net             9,172        7,162        4,644        6,654
                            ---------    ---------    ---------    ---------
Income (Loss)
  before income taxes         (78,775)     (22,085)      77,148       20,458

    Income taxes              (24,479)      (7,889)      25,589 g      8,999
                            ---------    ---------    ---------    ---------
Net income (loss)           $ (54,296)   $ (14,196)   $  51,599    $  11,459
                            =========    =========    =========    =========
Net income (loss) per share $   (3.35)   $    (.88)   $    3.18  $       .71
                            =========    =========    =========    =========
Average shares outstanding     16,197       16,197       16,197       16,197
                            =========    =========    =========    =========

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
                          GIBSON GREETINGS, INC.
         PRO FORMA CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS
               FOR THE TWELVE MONTHS ENDED DECEMBER 31, 1994
              (Dollars in thousands except per share amounts)
                                (Unaudited)

                                                      Pro Forma
                            Reported     Cleo, Inc.   Adjustment   Pro Forma
                            ---------    ---------    ---------    ---------
Revenues                    $ 548,795    $ 189,387    $      -     $ 359,408

Costs and expenses

  Operating expenses:

    Cost of products sold     310,039      160,420           -       149,619

    Selling, distribution
    and administrative
    expenses                  276,147       56,741        2,200 e    221,606
                            ---------    ---------    ---------    ---------
    Total operating
      expenses                586,186      217,161        2,200      371,225
                            ---------    ---------    ---------    ---------

Operating loss                (37,391)     (27,774)      (2,200)     (11,817)

  Financing and derivative
    transaction expenses:

    Interest expense           10,599        9,148        5,755 f      7,206

    Interest income              (765)          -            -          (765)

    Gain on derivative
      transactions             (1,641)          -            -        (1,641)
                            ---------    ---------    ---------    ---------
    Total financing and
      derivative transaction
      expenses, net             8,193        9,148        5,755        4,800
                            ---------    ---------    ---------    ---------
Loss before income taxes      (45,584)     (36,922)      (7,955)     (16,617)

    Income taxes              (16,981)     (14,276)      (4,232)g     (6,937)
                            ---------    ---------    ---------    ---------
Net loss                    $ (28,603)   $ (22,646)   $  (3,723)   $  (9,680)
                            =========    =========    =========    =========
Net loss per share          $   (1.77)   $   (1.40)   $    (.23)   $    (.60)
                            =========    =========    =========    =========
Average shares outstanding     16,130       16,130       16,130       16,130
                            =========    =========    =========    =========

                                   P-4

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                     NOTES TO PRO FORMA FINANCIAL INFORMATION



          Explanations of specific pro forma adjustments are as follows:


          (a) The $42,500 net increase in pro forma cash and equivalents is calculated as follows:

                Cash proceeds from sale of Cleo, Inc.     $  96,500
                Bank repayments assumed to be made
                     with cash proceeds                     (54,000)
                                                          ----------
                  Cash and equivalent adjustment          $  42,500
                                                          ==========

          The remaining $42,500 of cash proceeds was not used to repay debt as the remaining borrowings require lender approval and prepayment of the debt outstanding at September 30, 1995 would be cost prohibitive.


          (b) The pro forma note receivable of $4,304 represents the amount that the Company would have received as determined by the Stock Purchase Agreement dated October 3, 1995 between the Company and CSS had the Sale been consummated on September 30, 1995. The difference between the pro forma amount and the actual amount of the note receivable of $24,574 at November 15, 1995 represents the increase in advances by the Company to Cleo during the period October 1 through November 15, 1995 for which CSS reimbursed the Company by increasing the note.

          (c) The $28,418 increase in pro forma income taxes receivable and the $1,349 decrease in pro forma deferred income taxes result from the re-establishment of tax assets and liabilities previously allocated by the Company to Cleo through intercompany borrowings. Such tax assets and liabilities will remain with the Company as the Company files consolidated tax returns.

                                   P-5
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          (d) The pro forma adjustments  represent the proceeds from the Sale, the resulting elimination of the Company's net investment in and advances to Cleo, and the elimination of the previously established reserve for disposition against the Company's net investment in Cleo. Such reserve represents the estimated shortfall of the net proceeds from the Sale compared to the Company's net investment in and advances to Cleo.

                Intercompany borrowings                   $ 151,367
                Income taxes receivable                     (28,418)
                Deferred income taxes                         1,349
                                                          ----------
                  Net advances to Cleo                      124,298
                Net equity of Cleo                           44,214
                                                          ----------
                  Net investment in and advances to Cleo    168,512
                Net proceeds from Sale (see note b above)   100,804
                                                          ----------
                Reserve for disposition                      67,708
                Divestiture costs                            15,050
                                                          ----------
                  Loss on sale of Cleo                    $  82,758
                                                          ==========


          (e) Management fees were allocated by the Company to Cleo based upon a percentage of revenues. Such fees represent reimbursement by Cleo to the Company for fixed overhead costs of the Company, including legal, tax and administrative expenses. These costs are not expected to be eliminated as a result of the Sale and, accordingly, all allocated costs have been added back as a pro forma adjustment.

          (f) The Company has assumed the following for purposes of computing pro forma adjustment to interest expense:

              (1) Interest expense associated with existing short-term debt prepaid by proceeds from the Sale has been eliminated.

              (2) Senior notes have not been prepaid.

              (3) Due to the lower short-term debt levels discussed above, additional commitment fees have been computed on the unused revolving credit facility.

          (g) The pro forma income tax benefit consists of the following:

                                                          1995         1994
                                                       ---------    ---------

             Income tax on reversal of
                 loss on sale of Cleo                  $ 27,856     $    -
             Income tax benefit on
                 pro forma expenses                      (2,792)      (4,232)
                                                       ---------    ---------
             Income tax adjustment                     $ 25,064     $ (4,232)
                                                       =========    =========
                                   P-6
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